UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Blue Chip Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

30 Financial Highlights

35 Notes to Financial Statements

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the revised prospectus dated April 1, 2009 are 1.13%, 2.04%, 1.91% and 0.69% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Blue Chip Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-3.11%	-34.16%	-12.03%	-2.53%	-2.42%
Class B	-3.42%	-34.70%	-12.76%	-3.35%	-3.25%
Class C	-3.35%	-34.62%	-12.68%	-3.27%	-3.17%
Institutional Class	-3.08%	-34.02%	-11.70%	-2.14%	-2.04%
Russell 1000® Index+	-7.39%	-35.30%	-10.76%	-2.32%	-2.03%
S&P 500® Index++	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 10.96	$ 10.09	$ 10.26	$ 11.38
10/31/08	$ 11.43	$ 10.46	$ 10.65	$ 11.92
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .11	$ .01	$ .02	$ .17
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	332	of	756	44
3-Year	374	of	612	62
5-Year	279	of	460	61
10-Year	154	of	184	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,205	$6,417	$8,291	$7,378
	Average annual total return	-37.95%	-13.75%	-3.68%	-3.00%
Class B	Growth of $10,000	$6,334	$6,538	$8,368	$7,186
	Average annual total return	-36.66%	-13.21%	-3.50%	-3.25%
Class C	Growth of $10,000	$6,538	$6,659	$8,470	$7,246
	Average annual total return	-34.62%	-12.68%	-3.27%	-3.17%
Russell 1000 Index+	Growth of $10,000	$6,470	$7,107	$8,891	$8,147
	Average annual total return	-35.30%	-10.76%	-2.32%	-2.03%
S&P 500 Index++	Growth of $10,000	$6,469	$7,106	$8,721	$7,779
	Average annual total return	-35.31%	-10.76%	-2.70%	-2.48%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Blue Chip Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$659,800	$688,600	$897,300	$813,500
	Average annual total return	-34.02%	-11.70%	-2.14%	-2.04%
Russell 1000 Index+	Growth of $1,000,000	$647,000	$710,700	$889,100	$814,700
	Average annual total return	-35.30%	-10.76%	-2.32%	-2.03%
S&P 500 Index++	Growth of $1,000,000	$646,900	$710,600	$872,100	$777,900
	Average annual total return	-35.31%	-10.76%	-2.70%	-2.48%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the revised prospectus dated April 1, 2009 is 0.95% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Blue Chip Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-2.87%	-33.99%	-11.81%	-5.43%
Russell 1000 Index+	-7.39%	-35.30%	-10.76%	-4.58%
S&P 500 Index++	-8.53%	-35.31%	-10.76%	-4.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 10.97
10/31/08	$ 11.43
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .13
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	322	of	756	43
3-Year	355	of	612	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 4/30/09
DWS Blue Chip Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$6,601	$6,860	$7,893
	Average annual total return	-33.99%	-11.81%	-5.43%
Russell 1000 Index+	Growth of $10,000	$6,470	$7,107	$8,192
	Average annual total return	-35.30%	-10.76%	-4.58%
S&P 500 Index++	Growth of $10,000	$6,469	$7,106	$8,069
	Average annual total return	-35.31%	-10.76%	-4.92%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 968.90	$ 965.80	$ 966.50	$ 971.30	$ 969.20
Expenses Paid per $1,000*	$ 6.74	$ 10.14	$ 10.43	$ 4.89	$ 5.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,017.95	$ 1,014.48	$ 1,014.18	$ 1,019.84	$ 1,019.24
Expenses Paid per $1,000*	$ 6.90	$ 10.39	$ 10.69	$ 5.01	$ 5.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.38%	2.08%	2.14%	1.00%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview the portfolio management team discusses DWS Blue Chip Fund's performance, management strategy and the market environment during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last six months?

A: In December 2008, the National Bureau of Economic Research (NBER) officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the equity markets remained weak into early 2009, there were nascent signs of improvement in the economy and the credit markets. Bonds began to recover in the first quarter of 2009, and the US equity market rallied in March and April.

Despite the rally at the end of the period, most US equity indices posted negative returns for the six months ended April 30, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -7.46% for the period.1 Small-cap stocks did not perform as well as large-cap stocks: the large-cap Russell 1000® Index posted a return of -7.39% for the six months ended April 30, 2009, while the small-cap Russell 2000® Index returned -8.40% for the same period.2

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of -3.11% for the six months ended April 30, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund outperformed its benchmark, the Russell 1000 Index, which had a return of -7.39% and the -4.53% average return of the funds in the Lipper Multi-Cap Core Funds category.3

Q: How is this fund managed?

A: Under normal circumstances, the fund invests at least 80% of net assets in common stocks of large US companies that are similar in size to the companies in the Standard & Poor's 500 (S&P 500) Index and that we consider to be blue chip companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industry and strong management.4

Our investment process is focused on stock selection. We look for companies whose stock price is attractive relative to potential growth, using quantitative techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential. We normally sell a stock when we believe its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting the fund's emphasis on or within a given industry. We continually monitor the model in an effort to further refine and enhance our stock selection process.

Q: What decisions had the greatest effects on the fund's performance relative to its benchmarks over this period?

A: Two sectors in which our management process contributed strongly to returns relative to the Russell 1000 were banks and capital goods. In the banks sector, the major positive was the timing of the purchase and sale of Bank of America Corp. and SunTrust Banks Inc., two stocks that experienced significant volatility during the period. In the capital goods sector, a major positive was an underweight relative to the benchmark in General Electric Company,* a diversified industrial company with a major financial component.5 Other positives in this sector were positions in engine manufacturer Cummins Inc. and Parker-Hannifin Corp., a manufacturer of motion and control technologies and systems. Overweight positions in hard drive manufacturer Western Digital Corp. and Terra Industries Inc., a producer of agricultural products that is the target of a takeover attempt also helped performance.

The fund's positioning in the energy and transportation sectors detracted most from performance relative to the benchmark. Energy holdings that detracted include Cimarex Energy Co., McMoRan Exploration Co. and W&T Offshore Inc. Positions in the transportation sector that detracted from performance include two railroads — Norfolk Southern Corp. and Burlington Northern Santa Fe Corp. — and Frontline Ltd., which operates oil tankers. Also negative was a position in Walter Energy, Inc. (formerly Walter Industries, Inc.), a coal producer that also has interests in home building and mortgages.

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.
3 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Common Stocks	96%	97%
Cash Equivalents	3%	2%
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/09	10/31/08

Information Technology	20%	17%
Health Care	15%	15%
Industrials	12%	11%
Consumer Staples	12%	14%
Energy	11%	13%
Financials	11%	12%
Consumer Discretionary	10%	10%
Telecommunication Services	4%	4%
Materials	3%	3%
Utilities	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (21.3% of Net Assets)
1. Microsoft Corp. Developer of computer software	2.8%
2. Wal-Mart Stores, Inc. Operator of discount stores	2.5%
3. JPMorgan Chase & Co. Provider of global financial services	2.5%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.4%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.0%
6. Comcast Corp. Operator of broadband cable communications networks	1.9%
7. Occidental Petroleum Corp. Producer of oil and natural gas	1.9%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.9%
9. QUALCOMM, Inc. Developer and manufacturer of communication systems	1.7%
10. Eli Lilly & Co. Producer of pharmaceuticals	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 9.7%
Auto Components 0.1%
Autoliv, Inc.	7,100	175,157
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	54,100	2,882,989
Yum! Brands, Inc. (a)	35,500	1,183,925
		4,066,914
Household Durables 0.5%
Garmin Ltd.	15,600	392,964
Harman International Industries, Inc.	10,900	198,271
Leggett & Platt, Inc.	41,600	597,376
Ryland Group, Inc.	6,200	128,402
		1,317,013
Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	15,400	1,240,008
Media 3.6%
Comcast Corp. "A"	242,200	3,744,412
Comcast Corp. Special "A"	58,300	855,844
DISH Network Corp. "A"*	46,600	617,450
Liberty Media Corp. — Entertainment "A"*	1,700	41,395
The DIRECTV Group, Inc.* (a)	68,400	1,691,532
Time Warner Cable, Inc.	14,391	463,822
Time Warner, Inc.	57,133	1,247,213
		8,661,668
Multiline Retail 0.6%
Macy's, Inc. (a)	110,900	1,517,112
Specialty Retail 2.5%
Children's Place Retail Stores, Inc.*	7,400	210,456
Gymboree Corp.*	3,700	127,280
RadioShack Corp.	71,300	1,003,904
Rent-A-Center, Inc.*	15,700	302,225
Ross Stores, Inc.	7,800	295,932
The Gap, Inc.	79,100	1,229,214
TJX Companies, Inc. (a)	92,700	2,592,819
Tractor Supply Co.*	5,100	205,938
		5,967,768
Textiles, Apparel & Luxury Goods 0.2%
Jones Apparel Group, Inc.	38,300	353,892
Quiksilver, Inc.*	34,000	56,100
Wolverine World Wide, Inc.	7,600	158,308
		568,300
Consumer Staples 11.3%
Beverages 0.8%
PepsiCo, Inc.	39,200	1,950,592
Food & Staples Retailing 3.9%
Kroger Co. (a)	130,100	2,812,762
Pantry, Inc.*	3,900	92,118
Sysco Corp.	20,000	466,600
Wal-Mart Stores, Inc. (a)	121,500	6,123,600
		9,495,080
Food Products 2.3%
Archer-Daniels-Midland Co.	127,000	3,126,740
Bunge Ltd.	35,000	1,680,350
Chiquita Brands International, Inc.* (a)	16,900	127,933
Darling International, Inc.*	24,300	138,996
Fresh Del Monte Produce, Inc.*	23,700	344,124
		5,418,143
Household Products 1.7%
Church & Dwight Co., Inc.	4,600	250,286
Colgate-Palmolive Co.	64,200	3,787,800
Procter & Gamble Co.	3,200	158,208
		4,196,294
Personal Products 0.2%
Herbalife Ltd.	24,200	479,644
Tobacco 2.4%
Altria Group, Inc.	133,200	2,175,156
Lorillard, Inc.	18,100	1,142,653
Philip Morris International, Inc.	65,200	2,360,240
		5,678,049
Energy 10.8%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	28,200	577,536
Apache Corp.	54,500	3,970,870
Arch Coal, Inc.	24,700	345,059
Chevron Corp.	51,300	3,390,930
Cimarex Energy Co.	42,200	1,135,180
ConocoPhillips	78,600	3,222,600
Encore Acquisition Co.*	40,800	1,190,952
ExxonMobil Corp.	42,386	2,825,875
Frontline Ltd. (a)	46,900	944,097
Hess Corp.	3,300	180,807
Mariner Energy, Inc.*	53,800	612,244
McMoRan Exploration Co.* (a)	63,700	349,713
Occidental Petroleum Corp.	81,100	4,565,119
Valero Energy Corp.	81,000	1,607,040
W&T Offshore, Inc. (a)	34,700	322,016
Walter Energy, Inc.	34,100	777,480
		26,017,518
Financials 10.6%
Capital Markets 1.7%
Bank of New York Mellon Corp.	145,500	3,707,340
State Street Corp.	13,300	453,929
		4,161,269
Commercial Banks 0.6%
Marshall & Ilsley Corp.	100,900	583,202
SunTrust Banks, Inc.	39,900	576,156
Zions Bancorp.	26,500	289,645
		1,449,003
Consumer Finance 0.2%
Capital One Financial Corp.	16,200	271,188
Cash America International, Inc.	4,100	91,676
		362,864
Diversified Financial Services 4.2%
Bank of America Corp.	368,500	3,290,705
Citigroup, Inc. (a)	231,900	707,295
JPMorgan Chase & Co.	181,400	5,986,200
PHH Corp.*	8,800	147,664
		10,131,864
Insurance 3.5%
ACE Ltd.	84,800	3,927,936
Allied World Assurance Co. Holdings Ltd.	5,800	215,412
Aon Corp.	1,500	63,300
Arch Capital Group Ltd.*	6,500	375,570
Berkshire Hathaway, Inc. "B"*	800	2,452,000
Everest Re Group Ltd.	4,000	298,560
The Travelers Companies, Inc.	17,700	728,178
W.R. Berkley Corp.	9,100	217,581
XL Capital Ltd. "A" (a)	12,900	122,679
		8,401,216
Real Estate Investment Trusts 0.3%
Essex Property Trust, Inc. (REIT)	3,400	215,866
Franklin Street Properties Corp. (REIT)	8,500	113,475
Rayonier, Inc. (REIT)	9,800	378,476
Simon Property Group, Inc. (REIT)	99	5,108
Walter Investment Management Corp. (REIT)*	14,937	119,496
		832,421
Real Estate Management & Development 0.1%
The St. Joe Co.* (a)	6,300	156,744
Health Care 14.5%
Biotechnology 2.1%
Amgen, Inc.*	5,800	281,126
Gilead Sciences, Inc.* (a)	82,300	3,769,340
Isis Pharmaceuticals, Inc.*	5,500	86,240
Myriad Genetics, Inc.*	10,400	403,416
OSI Pharmaceuticals, Inc.* (a)	4,000	134,280
PDL BioPharma, Inc.	36,200	258,830
		4,933,232
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	57,800	2,803,300
Becton, Dickinson & Co.	28,700	1,735,776
Varian Medical Systems, Inc.*	3,400	113,458
		4,652,534
Health Care Providers & Services 4.4%
Aetna, Inc.	135,700	2,986,757
AmerisourceBergen Corp.	7,000	235,480
Emergency Medical Services Corp. "A"*	2,700	94,068
Express Scripts, Inc.*	62,400	3,991,728
Humana, Inc.*	9,700	279,166
Kindred Healthcare, Inc.*	14,600	190,092
Magellan Health Services, Inc.*	2,200	65,032
McKesson Corp.	40,300	1,491,100
Medco Health Solutions, Inc.*	26,700	1,162,785
Universal Health Services, Inc. "B"	4,300	216,720
		10,712,928
Life Sciences Tools & Services 0.1%
ICON PLC (ADR)	4,600	72,864
Pharmaceutical Product Development, Inc.	8,600	168,646
		241,510
Pharmaceuticals 6.0%
Abbott Laboratories	47,100	1,971,135
Eli Lilly & Co. (a)	124,000	4,082,080
Johnson & Johnson (a)	30,900	1,617,924
Merck & Co., Inc. (a)	62,400	1,512,576
Pfizer, Inc. (a)	335,100	4,476,936
Watson Pharmaceuticals, Inc.*	25,600	792,064
		14,452,715
Industrials 11.8%
Aerospace & Defense 4.8%
General Dynamics Corp.	39,400	2,035,798
Goodrich Corp. (a)	42,500	1,881,900
Honeywell International, Inc.	95,700	2,986,797
L-3 Communications Holdings, Inc.	17,100	1,302,165
Lockheed Martin Corp.	6,800	534,004
Northrop Grumman Corp.	57,500	2,780,125
Spirit AeroSystems Holdings, Inc. "A"*	4,000	51,000
		11,571,789
Air Freight & Logistics 0.1%
United Parcel Service, Inc. "B"	5,000	261,700
Commercial Services & Supplies 0.3%
The Brink's Co.	27,400	776,790
Construction & Engineering 1.4%
EMCOR Group, Inc.* (a)	43,300	900,207
Fluor Corp.	30,200	1,143,674
Foster Wheeler AG*	40,500	871,965
Perini Corp.*	20,800	359,840
		3,275,686
Electrical Equipment 0.6%
GrafTech International Ltd.*	152,300	1,338,717
GT Solar International, Inc.*	8,100	57,429
		1,396,146
Machinery 2.6%
AGCO Corp.* (a)	50,200	1,219,860
CNH Global NV*	9,400	150,024
Cummins, Inc.	28,500	969,000
Dover Corp.	5,900	181,602
Flowserve Corp.	17,200	1,167,880
Gardner Denver, Inc.*	4,000	106,480
Joy Global, Inc.	2,800	71,400
Parker Hannifin Corp.	47,900	2,172,265
Terex Corp.*	2,800	38,640
Trinity Industries, Inc.	8,500	124,185
		6,201,336
Professional Services 0.5%
Manpower, Inc.	31,000	1,335,790
Road & Rail 1.5%
Burlington Northern Santa Fe Corp.	7,100	479,108
Norfolk Southern Corp.	39,500	1,409,360
Ryder System, Inc.	59,500	1,647,555
		3,536,023
Information Technology 19.0%
Communications Equipment 2.3%
Cisco Systems, Inc.*	69,500	1,342,740
QUALCOMM, Inc.	99,400	4,206,608
		5,549,348
Computers & Peripherals 7.5%
Apple, Inc.*	25,700	3,233,831
Hewlett-Packard Co.	57,200	2,058,056
International Business Machines Corp. (a)	56,700	5,852,007
Lexmark International, Inc. "A"*	59,200	1,161,504
QLogic Corp.*	100,600	1,426,508
Seagate Technology	62,800	512,448
Western Digital Corp.* (a)	161,800	3,805,536
		18,049,890
Electronic Equipment, Instruments & Components 0.6%
Avnet, Inc.*	6,900	151,041
Dolby Laboratories, Inc. "A"*	6,000	240,780
Flextronics International Ltd.*	42,600	165,288
Jabil Circuit, Inc.	101,800	824,580
Molex, Inc. "A"	4,109	62,827
		1,444,516
Internet Software & Services 2.1%
eBay, Inc.*	43,400	714,798
Google, Inc. "A"* (a)	9,300	3,682,521
MercadoLibre, Inc.*	3,000	81,990
VeriSign, Inc.*	22,900	471,282
Yahoo!, Inc.*	11,100	158,619
		5,109,210
IT Services 2.9%
Accenture Ltd. "A"	75,300	2,216,079
Automatic Data Processing, Inc. (a)	69,000	2,428,800
Computer Sciences Corp.*	50,100	1,851,696
MasterCard, Inc. "A"	2,100	385,245
SAIC, Inc.*	3,200	57,920
		6,939,740
Semiconductors & Semiconductor Equipment 0.2%
Altera Corp.	36,900	601,839
Software 3.4%
BMC Software, Inc.*	12,200	422,974
Microsoft Corp.	331,400	6,714,164
Symantec Corp.*	38,700	667,575
VMware, Inc. "A"*	13,000	339,040
		8,143,753
Materials 3.2%
Chemicals 2.9%
Ashland, Inc.	38,400	843,264
CF Industries Holdings, Inc.	38,100	2,745,105
Dow Chemical Co.	15,500	248,000
Terra Industries, Inc.	114,900	3,044,850
		6,881,219
Metals & Mining 0.3%
Cliffs Natural Resources, Inc.	10,000	230,600
Gold Fields Ltd. (ADR)	56,500	587,600
		818,200
Telecommunication Services 3.3%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	109,100	2,795,142
Chunghwa Telecom Co., Ltd. (ADR)	9,100	171,990
Embarq Corp.	4,900	179,144
Verizon Communications, Inc.	158,100	4,796,754
		7,943,030
Wireless Telecommunication Services 0.0%
United States Cellular Corp.*	1,600	54,400
Utilities 2.3%
Electric Utilities 0.9%
Duke Energy Corp.	13,600	187,816
Edison International	41,600	1,186,016
Exelon Corp.	4,600	212,198
NV Energy, Inc.	7,600	77,900
Pepco Holdings, Inc.	13,400	160,130
Southern Co. (a)	10,100	291,688
		2,115,748
Gas Utilities 0.3%
Atmos Energy Corp.	4,300	106,253
ONEOK, Inc.	17,100	447,507
UGI Corp.	3,600	82,584
		636,344
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	120,100	849,107
Mirant Corp.*	16,200	206,226
		1,055,333
Multi-Utilities 0.7%
Dominion Resources, Inc.	19,900	600,184
Integrys Energy Group, Inc.	3,400	89,794
NiSource, Inc.	62,000	681,380
Sempra Energy	7,000	322,140
TECO Energy, Inc.	5,500	58,245
		1,751,743
Total Common Stocks (Cost $273,861,833)		232,687,133
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.5%
US Treasury Obligations
US Treasury Bills:
0.13%**, 6/11/2009 (b)	1,208,000	1,207,918
0.17%**, 6/18/2009 (b)	37,000	36,997
Total Government & Agency Obligations (Cost $1,244,813)		1,244,915
	Shares	Value ($)

Securities Lending Collateral 18.3%
Daily Assets Fund Institutional, 0.66% (c) (d) (Cost $44,117,462)	44,117,462	44,117,462

Cash Equivalents 3.2%
Cash Management QP Trust, 0.46% (c) (Cost $7,599,257)	7,599,257	7,599,257
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $326,823,365)+	118.5	285,648,767
Other Assets and Liabilities, Net	(18.5)	(44,581,583)
Net Assets	100.0	241,067,184
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $331,132,992. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $45,484,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,635,360 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $57,119,585.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $42,987,235, which is 17.8% of net assets.
(b) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At April 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P E-Mini 500 Index	6/19/2009	196	7,843,948	8,526,000	682,052

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 276,804,595	$ 682,052
Level 2	8,844,172	—
Level 3	—	—
Total	$ 285,648,767	$ 682,052
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $275,106,646) — including $42,987,235 of securities loaned	$ 233,932,048
Investment in Daily Assets Fund Institutional (cost $44,117,462)*	44,117,462
Investment in Cash Management QP Trust (cost $7,599,257)	7,599,257
Total investments, at value (cost $326,823,365)	285,648,767
Cash	47,256
Foreign currency, at value (cost $4,540)	3,879
Dividends receivable	278,368
Interest receivable	43,825
Receivable for Fund shares sold	39,380
Receivable for daily variation margin on open futures	8,820
Other assets	10,061
Total assets	286,080,356
Liabilities
Payable upon return of securities loaned	44,117,462
Payable for investments purchased	37,215
Payable for Fund shares redeemed	337,864
Accrued management fee	99,966
Other accrued expenses and payables	420,665
Total liabilities	45,013,172
Net assets, at value	$ 241,067,184
Net Assets Consist of
Undistributed net investment income	1,269,663
Net unrealized appreciation (depreciation) on: Investments	(41,174,598)
Futures	682,052
Foreign currency	(661)
Accumulated net realized gain (loss)	(120,695,222)
Paid-in capital	400,985,950
Net assets, at value	$ 241,067,184
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($197,012,401 ÷ 17,968,562 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.96
Maximum offering price per share (100 ÷ 94.25 of $10.96)	$ 11.63

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,099,546 ÷ 1,397,285 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.09

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,642,448 ÷ 1,720,075 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.26
Class S Net Asset Value, offering and redemption price(a) per share ($11,577,213 ÷ 1,055,152 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.97
Institutional Class Net Asset Value, offering and redemption price(a) per share ($735,576 ÷ 64,640 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.38
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,228)	$ 2,827,416
Interest	899
Interest — Cash Management QP Trust	39,159
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	180,785
Total Income	3,048,259
Expenses: Management fee	562,102
Services to shareholders	471,009
Administration fee	117,151
Distribution and service fees	387,940
Reports to shareholders	48,784
Professional fees	36,575
Custodian fee	9,182
Registration fees	72,005
Trustees' fees and expenses	5,110
Other	19,751
Total expenses before expense reductions	1,729,609
Expense reductions	(18,234)
Total expenses after expense reductions	1,711,375
Net investment income (loss)	1,336,884
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(61,350,541)
Futures	(2,333,417)
(63,683,958)
Change in net unrealized appreciation (depreciation) on: Investments	51,017,442
Futures	1,460,218
Foreign currency	38
52,477,698
Net gain (loss)	(11,206,260)
Net increase (decrease) in net assets resulting from operations	$ (9,869,376)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 1,336,884	$ 2,486,018
Net realized gain (loss)	(63,683,958)	(52,416,917)
Change in net unrealized appreciation (depreciation)	52,477,698	(151,924,277)
Net increase (decrease) in net assets resulting from operations	(9,869,376)	(201,855,176)
Distributions to shareholders from: Net investment income: Class A	(2,077,372)	(3,079,022)
Class B	(19,606)	—
Class C	(41,615)	—
Class S	(134,480)	(134,793)
Institutional Class	(20,096)	(187,355)
Net realized gains: Class A	—	(55,864,357)
Class B	—	(6,808,452)
Class C	—	(5,458,631)
Class S	—	(1,887,960)
Institutional Class	—	(2,053,080)
Total distributions	(2,293,169)	(75,473,650)
Fund share transactions: Proceeds from shares sold	16,960,886	51,937,293
Reinvestment of distributions	2,178,177	71,652,152
Cost of shares redeemed	(35,045,645)	(149,338,097)
Redemption fees	539	3,387
Net increase (decrease) in net assets from Fund share transactions	(15,906,043)	(25,745,265)
Increase (decrease) in net assets	(28,068,588)	(303,074,091)
Net assets at beginning of period	269,135,772	572,209,863
Net assets at end of period (including undistributed net investment income of $1,269,663 and $2,225,948, respectively)	$ 241,067,184	$ 269,135,772

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 22.57	$ 22.16	$ 19.07	$ 17.30	$ 15.24
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.11	.14	.17[e]	.09	.06
Net realized and unrealized gain (loss)	(.42)	(8.15)	2.47	2.98	1.73	2.00
Total from investment operations	(.36)	(8.04)	2.61	3.15	1.82	2.06
Less distributions from: Net investment income	(.11)	(.16)	(.14)	(.06)	(.05)	—
Net realized gains	—	(2.94)	(2.06)	—	—	—
Total distributions	(.11)	(3.10)	(2.20)	(.06)	(.05)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.96	$ 11.43	$ 22.57	$ 22.16	$ 19.07	$ 17.30
Total Return (%)[c]	(3.11)**	(40.56)[d]	12.68	16.54[e]	10.54	13.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	218	436	429	405	382
Ratio of expenses (%)	1.38*	1.19	1.13	1.12	1.19	1.13
Ratio of net investment income (%)	1.22*	.69	.68	.82[e]	.49	.42
Portfolio turnover rate (%)	40**	140	266	259	329	222
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 20.92	$ 20.72	$ 17.94	$ 16.37	$ 14.55
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.01)	(.01)	(.01)[e]	(.04)	(.06)
Net realized and unrealized gain (loss)	(.39)	(7.51)	2.27	2.79	1.61	1.88
Total from investment operations	(.36)	(7.52)	2.26	2.78	1.57	1.82
Less distributions from: Net investment income	(.01)	—	—	—	—	—
Net realized gains	—	(2.94)	(2.06)	—	—	—
Total distributions	(.01)	(2.94)	(2.06)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.09	$ 10.46	$ 20.92	$ 20.72	$ 17.94	$ 16.37
Total Return (%)[c]	(3.42)d**	(41.08)[d]	11.72	15.50[d,e]	9.59[d]	12.51[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	19	52	74	100	138
Ratio of expenses before expense reductions (%)	2.32*	2.10	1.99	2.11	2.16	2.09
Ratio of expenses after expense reductions (%)	2.08*	2.09	1.99	2.02	2.01	2.01
Ratio of net investment income (loss) (%)	.53*	(.21)	(.18)	(.06)[e]	(.33)	(.46)
Portfolio turnover rate (%)	40**	140	266	259	329	222
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 21.22	$ 20.97	$ 18.12	$ 16.53	$ 14.69
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.00)***	(.00)***	.02[e]	(.04)	(.07)
Net realized and unrealized gain (loss)	(.40)	(7.63)	2.31	2.83	1.63	1.91
Total from investment operations	(.37)	(7.63)	2.31	2.85	1.59	1.84
Less distributions from: Net investment income	(.02)	—	—	—	—	—
Net realized gains	—	(2.94)	(2.06)	—	—	—
Total distributions	(.02)	(2.94)	(2.06)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.26	$ 10.65	$ 21.22	$ 20.97	$ 18.12	$ 16.53
Total Return (%)[c]	(3.35)**	(41.06)[d]	11.77	15.73[e]	9.62[d]	12.53[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	40	43	43	46
Ratio of expenses before expense reductions (%)	2.14*	1.97	1.91	1.83	2.02	2.06
Ratio of expenses after expense reductions (%)	2.14*	1.97	1.91	1.83	2.00	2.00
Ratio of net investment income (loss) (%)	.46*	(.09)	(.10)	.11[e]	(.32)	(.45)
Portfolio turnover rate (%)	40**	140	266	259	329	222
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 22.59	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.15	.19	.19[e]	.07
Net realized and unrealized gain (loss)	(.41)	(8.16)	2.48	2.98	.59
Total from investment operations	(.33)	(8.01)	2.67	3.17	.66
Less distributions from: Net investment income	(.13)	(.21)	(.17)	(.12)	—
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.13)	(3.15)	(2.23)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.97	$ 11.43	$ 22.59	$ 22.15	$ 19.10
Total Return (%)	(2.87)**	(40.48)[d]	12.91	16.72[d,e]	3.58d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	15	4	1
Ratio of expenses before expense reductions (%)	1.00*	1.01	.91	1.02	1.12*
Ratio of expenses after expense reductions (%)	1.00*	1.01	.91	1.01	1.00*
Ratio of net investment income (%)	1.60*	.87	.90	.91[e]	.49*
Portfolio turnover rate (%)	40**	140	266	259	329
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.92	$ 23.43	$ 22.91	$ 19.73	$ 17.90	$ 15.70
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.17	.24	.26[d]	.17	.12
Net realized and unrealized gain (loss)	(.43)	(8.47)	2.58	3.07	1.80	2.08
Total from investment operations	(.37)	(8.30)	2.82	3.33	1.97	2.20
Less distributions from: Net investment income	(.17)	(.27)	(.24)	(.15)	(.14)	—
Net realized gains	—	(2.94)	(2.06)	—	—	—
Total distributions	(.17)	(3.21)	(2.30)	(.15)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.38	$ 11.92	$ 23.43	$ 22.91	$ 19.73	$ 17.90
Total Return (%)	(3.08)**	(40.34)[c]	13.21	17.02[c,d]	11.04[c]	14.01[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	29	41	73	50
Ratio of expenses before expense reductions (%)	1.12*	.75	.67	.78	.77	.74
Ratio of expenses after expense reductions (%)	1.12*	.75	.67	.73	.73	.74
Ratio of net investment income (%)	1.48*	1.13	1.14	1.25[d]	.95	.81
Portfolio turnover rate (%)	40**	140	266	259	329	222
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use futures contracts in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $53,482,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $93,420,750 and $112,836,936, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.08%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $117,151, of which $19,373 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 304,420	—	$ 102,403
Class B	39,090	18,231	7,006
Class C	29,133	—	9,911
Class S	10,951	—	5,482
Institutional Class	2,532	—	121
	$ 386,126	$ 18,231	$ 124,923

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 56,765	$ 8,380
Class C	63,906	10,443
	$ 120,671	$ 18,823

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 228,097	$ 71,935.24%
Class B	18,409	5,511.24%
Class C	20,763	6,653.24%
	$ 267,269	$ 84,099

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $9,003.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $14,058 and $605, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,369, of which $4,436 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the custodian fees were reduced by $3 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,125,209	$ 11,638,658	2,188,288	$ 36,398,952
Class B	136,633	1,323,098	195,284	2,880,977
Class C	210,420	2,055,237	286,469	4,439,885
Class S	193,834	1,921,445	482,246	8,156,031
Institutional Class	2,085	22,448	3,019	61,448
		$ 16,960,886		$ 51,937,293
Shares issued to shareholders in reinvestment of distributions
Class A	184,817	$ 1,966,455	3,112,018	$ 55,519,258
Class B	1,931	18,963	402,504	6,625,340
Class C	4,039	40,287	315,165	5,275,857
Class S	12,453	132,377	111,680	1,991,261
Institutional Class	1,817	20,095	120,713	2,240,436
		$ 2,178,177		$ 71,652,152
Shares redeemed
Class A	(2,410,995)	$ (24,514,948)	(5,564,120)	$ (90,957,058)
Class B	(527,096)	(4,979,606)	(1,300,556)	(20,217,845)
Class C	(291,856)	(2,767,684)	(703,548)	(10,814,698)
Class S	(191,990)	(2,018,664)	(197,096)	(3,138,271)
Institutional Class	(65,615)	(764,743)	(1,236,226)	(24,210,225)
		$ (35,045,645)		$ (149,338,097)
Redemption fees		$ 539		$ 3,387
Net increase (decrease)
Class A	(1,100,969)	$ (10,909,639)	(263,814)	$ 961,855
Class B	(388,532)	(3,637,484)	(702,768)	(10,711,473)
Class C	(77,397)	(671,986)	(101,914)	(1,098,953)
Class S	14,297	35,266	396,830	7,011,647
Institutional Class	(61,713)	(722,200)	(1,112,494)	(21,908,341)
		$ (15,906,043)		$ (25,745,265)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009